UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2005

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 000-51447

Delaware	20-2705720
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3150 139th Avenue SE

Bellevue, WA 98005

(Address of principal executive office)

(425) 679-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition of Assets

On August 9, 2005, IAC/InterActiveCorp (“IAC”) completed the Spin-Off of Expedia, Inc. The audited combined financial statements, unaudited combined financial statements, and unaudited pro forma condensed combined financial statements thereto, which are attached or incorporated by reference as Exhibits 99.1, 99.2 and 99.3, are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

As set forth below, Expedia, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K filed on August 15, 2005.

(c) Exhibits

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Audited combined financial statements of Expedia, Inc. and Subsidiaries including combined balance sheets as of December 31, 2004 and 2003, and the related combined statements of operations, invested equity and cash flows and financial statement schedule for each of the three years in the period ended December 31, 2004, together with the report thereon of Ernst & Young LLP (incorporated by reference to Annex D, pages D-1 to D-43, included in the Registration Statement on Form S-4/A (Commission file number 333-124303-01), filed on June 17, 2005).

99.2	Interim combined financial statements of Expedia, Inc. and Subsidiaries including the unaudited combined balance sheet as of June 30, 2005, audited combined balance sheet as of December 31, 2004, unaudited combined statements of operations for the three and six months ended June 30, 2005 and 2004, unaudited combined statements of invested equity for the period January 1, 2005 to June 30, 2005, and unaudited combined statements of cash flows for the six months ended June 30, 2005 and 2004.

99.3	Unaudited pro forma condensed combined financial statements of Expedia, Inc. and Subsidiaries including the unaudited pro forma condensed combined balance sheet as of June 30, 2005, and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2005, and the year ended December 31, 2004.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 24, 2005	Expedia, Inc.
Registrant

	By:	/s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Audited combined financial statements of Expedia, Inc. and Subsidiaries including combined balance sheets as of December 31, 2004 and 2003, and the related combined statements of operations, invested equity and cash flows and financial statement schedule for each of the three years in the period ended December 31, 2004, together with the report thereon of Ernst & Young LLP (incorporated by reference to Annex D, pages D-1 to D-43, included in the Registration Statement on Form S-4/A (Commission file number 333-124303-01), filed on June 17, 2005).

99.2	Interim combined financial statements of Expedia, Inc. and Subsidiaries including the unaudited combined balance sheet as of June 30, 2005, audited combined balance sheet as of December 31, 2004, unaudited combined statements of operations for the three and six months ended June 30, 2005 and 2004, unaudited combined statements of invested equity for the period January 1, 2005 to June 30, 2005, and unaudited combined statements of cash flows for the six months ended June 30, 2005 and 2004.

99.3	Unaudited pro forma condensed combined financial statements of Expedia, Inc. and Subsidiaries including the unaudited pro forma condensed combined balance sheet as of June 30, 2005, and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2005, and the year ended December 31, 2004.

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